Organization and principal activities	6 Months Ended
Jun. 30, 2026
Organization and principal activities
Organization and principal activities

1.Organization and principal activities

Amber International Holding Limited (the “Company” or “Amber International”) is a Cayman Islands holding company with no operations of its own and conducts its business through its subsidiaries and its controlled structured entity (“Variable interest entity”, or “VIE”). Amber International, its subsidiaries and its VIE are collectively referred to as the Group.

Amber International was incorporated under the law of Cayman Islands as a limited company on February 3, 2010. The Group is principally engaged in the provision of digital assets platform, and provision of agentic services and solutions. The Company’s principal operations and geographic market are in Singapore and Hong Kong.